SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549
             ----------------------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


       Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                     (Date of earliest event reported):

                                  March 6, 2000
             ----------------------------------------------------

                              THERMO TERRATECH INC.
             (Exact name of Registrant as specified in its charter)


Delaware                              1-9549              04-2925807
(State or other jurisdiction of       (Commission         (I.R.S. Employer
incorporation or organization)        File Number)        Identification Number)


81 Wyman Street, P.O. Box 9046
Waltham, Massachusetts                                           02454-9046
(Address of principal executive offices)                         (Zip Code)

             Registrant's telephone number including area code: (781) 622-1000

                                                                  FORM 8-K

                              THERMO TERRATECH INC.

Item 2.  Disposition of Assets

      On March 6, 2000, TPST Soil Recyclers of California, Inc. ("TPST"), an indirect, wholly owned subsidiary of ThermoRetec Corporation, a majority-owned subsidiary of Thermo TerraTech Inc. (the "Company"), sold all of the assets of its soil-remediation facility located at the West Contra Costa Sanitary Landfill in Contra Costa County, California (the "Facility") to Nove Investments I, LLC, a California limited liability company (the "Buyer"). The Facility is in the business of providing soil-remediation services.

      The assets sold in the transaction include all rights under certain contracts, the permits possessed by the Facility and fixed assets and equipment used at the Facility. The Buyer assumed all liabilities and obligations under the assumed contracts and all liabilities and obligations relating to the land and building where the Facility operates, including all environmental liabilities.

      The purchase price for the assets was $400,000 in cash, of which $250,000 was placed in escrow. The release of the escrowed funds to TPST is contingent upon the satisfaction of certain post-closing conditions, primarily the achievement of fuel efficiency targets for certain equipment. If certain of the post-closing conditions are not satisfied, some or all of the escrowed funds will be returned to the Buyer. The purchase price of the assets was determined by the parties in arms-length negotiations.

      In connection with the transaction, the Operating Agreement by and among TPST, West County Landfill and West Contra Costa County Sanitary Landfill relating to the operation of the Facility was terminated and the Company was released from its guaranty of TPST's performance obligations under the Operating Agreement. TPST will, however, continue to operate the Facility on the Buyer's behalf for a period not to exceed three months after the closing under a management agreement pursuant to which TPST will be reimbursed by the Buyer for its "Allowable Costs" as that term is defined in the agreement.

                                                                  FORM 8-K

                              THERMO TERRATECH INC.

Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits

(a)   Financial Statements

      Not applicable.

(b)   Pro Forma Condensed Financial Statements

      The following unaudited pro forma condensed statements of operations set forth the results of operations for the fiscal year ended April 3, 1999, and the nine months ended January 1, 2000, as if the disposition by the Company of the Facility had occurred at the beginning of fiscal 1999. The unaudited pro forma condensed balance sheet sets forth the financial position as of January 1, 2000, as if the disposition had occurred as of that date.

      The pro forma results of operations are not necessarily indicative of future operations or the actual results that would have occurred had the sale of the Facility been consummated at the beginning of fiscal 1999. These statements should be read in conjunction with the accompanying notes herein and the historical consolidated financial statements and related notes of the Company included in its Annual Report on Form 10-K, as amended, for the fiscal year ended April 3, 1999, and Quarterly Report on Form 10-Q for the nine months ended January 1, 2000.

                                                                    FORM 8-K

                              THERMO TERRATECH INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                         Fiscal Year Ended April 3, 1999
                                   (Unaudited)

                                                      Thermo                      Pro Forma
                                                   TerraTech  Less:  Facility  Adjustments       Pro Forma
                                                           (In thousands except per share amounts)

   Revenues                                         $310,039        $  3,358       $      -       $306,681
                                                    --------        --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                 247,610           2,720              -        244,890
    Selling, general, and administrative expenses     46,224             395              -         45,829
    Restructuring costs                               10,217           6,846              -          3,371
                                                    --------        --------       --------       --------

                                                     304,051           9,961              -        294,090
                                                    --------        --------       --------       --------

   Operating Income (Loss)                             5,988          (6,603)             -         12,591

   Interest Income                                     2,185               -             18          2,203
   Interest Expense                                   (8,981)              -              -         (8,981)
                                                    --------        --------       --------       --------

   Income (Loss) Before Income Taxes and                (808)         (6,603)            18          5,813
    Minority Interest
   Income Tax (Provision) Benefit                     (1,786)          2,311             (7)        (4,104)
   Minority Interest Income (Expense)                  1,173               -         (1,325)          (152)
                                                    --------        --------       --------       --------

   Net Income (Loss)                                $ (1,421)       $ (4,292)      $ (1,314)      $  1,557
                                                    ========        ========       ========       ========

   Basic and Diluted Earnings (Loss) per Share      $   (.07)                                     $    .08
                                                    ========                                      ========

   Weighted Average Shares:
    Basic                                             19,402                                        19,402
                                                    ========                                      ========

    Diluted                                           19,402                            455         19,857
                                                    ========                       ========       ========






                                       4

                                                                     FORM 8-K

                              THERMO TERRATECH INC.

                   PRO FORMA CONDENSED STATEMENT OF OPERATIONS
                        Nine Months Ended January 1, 2000
                                   (Unaudited)
                                                      Thermo                      Pro Forma
                                                   TerraTech  Less:  Facility   Adjustments      Pro Forma
                                                           (In thousands except per share amounts)

   Revenues                                         $234,790        $  1,499       $      -       $233,291
                                                    --------        --------       --------       --------

   Costs and Operating Expenses:
    Cost of revenues                                 185,059           1,489              -        183,570
    Selling, general, and administrative expenses     34,439             222              -         34,217
    Restructuring costs                               56,524               9              -         56,515
                                                    --------        --------       --------       --------

                                                     276,022           1,720              -        274,302
                                                    --------        --------       --------       --------

   Operating Loss                                    (41,232)           (221)             -        (41,011)

   Interest Income                                     2,037               -             14          2,051
   Interest Expense                                   (6,678)              -              -         (6,678)
                                                    --------        --------       --------       --------

   Loss Before Income Taxes, Minority                (45,873)           (221)            14        (45,638)
    Interest, and Extraordinary Item
   Income Tax (Provision) Benefit                     (1,244)             80             (5)        (1,329)
   Minority Interest Income                            3,316               -            (45)         3,271
                                                    --------        --------       --------       --------

   Loss Before Extraordinary Item                    (43,801)           (141)           (36)       (43,696)
   Extraordinary Item, Net of Income Tax                  96               -              -             96
    Provision of $64                                --------        --------       --------       --------

   Net Loss                                         $(43,705)       $   (141)      $    (36)      $(43,600)
                                                    ========        ========       ========       ========

   Basic and Diluted Loss per Share                 $  (2.29)                                     $ (2.29)
                                                    ========                                      =======

   Basic and Diluted Weighted Average Shares          19,066                                        19,066
                                                    ========                                      ========





                                       5

                                                                       FORM 8-K

                              THERMO TERRATECH INC.

                        PRO FORMA CONDENSED BALANCE SHEET
                              As of January 1, 2000
                                   (Unaudited)
                                                Thermo                         Pro Forma
                                             TerraTech  Less:  Facility      Adjustments         Pro Forma
                                                                   (In thousands)

   ASSETS
   Current Assets:
    Cash and cash equivalents                 $  4,905         $      -         $    400         $   5,305
    Advance to affiliate                        49,436                -                -            49,436
    Accounts receivable, net                    52,330              613                -            51,717
    Unbilled contract costs and fees            26,950               33                -            26,917
    Inventory                                    2,452                -                -             2,452
    Deferred tax asset                           6,668                -                -             6,668
    Other current assets                         3,685               61                -             3,624
                                              --------         --------         --------         ---------

                                               146,426              707              400           146,119
                                              --------         --------         --------         ---------

   Property, Plant, and Equipment, at Cost, Net 70,357              775                -            69,582
                                              --------         --------         --------         ---------

   Other Assets                                  9,623             (620)               -            10,243
                                              --------         --------         --------         ---------

   Cost in Excess of Net Assets of              88,865                -                -            88,865
     Acquired Companies                       --------         --------         --------         ---------

                                              $315,271         $    862         $    400         $ 314,809
                                              ========         ========         ========         =========



                                       6

                                                                    FORM 8-K

                              THERMO TERRATECH INC.

                  PRO FORMA CONDENSED BALANCE SHEET (continued)
                              As of January 1, 2000
                                   (Unaudited)
                                                Thermo                          Pro Forma
                                             TerraTech  Less:  Facility       Adjustments        Pro Forma
                                                                     (In thousands)
LIABILITIES AND SHAREHOLDERS' INVESTMENT
Current Liabilities:
    Short-term obligations and current        $ 19,549         $      -         $       -         $ 19,549
      maturities of long-term obligations
    Subordinated convertible debentures         37,950                -                 -           37,950
    Accounts payable                            20,939              115                 -           20,824
    Accrued payroll and employee benefits       12,223              117                 -           12,106
    Accrued restructuring costs                  8,660              697                 -            7,963
    Deferred revenue                             4,169               23                 -            4,146
    Other accrued expenses                      13,347             (620)               75           14,042
    Due to parent company and affiliated         2,140                -                 -            2,140
      companies                               --------         --------         ---------         --------

                                               118,977              332                75          118,720
                                              --------         --------         ---------         --------

Deferred Income Taxes                              685                -                 -              685
                                              --------         --------         ---------         --------

Other Deferred Items                             1,097                -                 -            1,097
                                              --------         --------         ---------         --------

Long-term Obligations                          118,241                -                 -          118,241
                                              --------         --------         ---------         --------

Minority Interest                               24,785                -               (62)          24,723
                                              --------         --------         ---------         --------

Shareholders' Investment:
    Common stock                                 1,959                -                 -            1,959
    Capital in excess of par value              70,993                -                 -           70,993
    Accumulated deficit                        (17,807)               -              (143)         (17,950)
    Treasury stock at cost                      (3,846)               -                 -           (3,846)
    Deferred compensation                         (216)               -                 -             (216)
    Accumulated other comprehensive items          403                -                 -              403
    Parent company investment                        -              530               530                -
                                              --------         --------         ---------         --------

                                                51,486              530               387           51,343
                                              --------         --------         ---------         --------

                                              $315,271         $    862         $     400         $314,809
                                              ========         ========         =========         ========

                                                                   FORM 8-K

                              THERMO TERRATECH INC.

                NOTES TO PRO FORMA CONDENSED FINANCIAL STATEMENTS
                                   (Unaudited)
Note 1 - Pro Forma Adjustments to Pro Forma Condensed Statements of Operations (In thousands, except in text)

                                                                   Fiscal Year Ended     Nine Months Ended
                                                                   April 3, 1999         January 1, 2000
                                                                                 Debit (Credit)

Interest Income
Increase in interest income earned on the $325,000 of                          $  (18)              $  (14)
 net cash paid to the Company by the acquirer, which                           ------               ------
 includes $250,000 of cash in escrow, calculated
 using the 30-day Commercial Paper Composite Rate
 plus 50 basis points, or 5.46% in fiscal 1999 and
 5.58% in the first nine months of fiscal 2000

Income Tax Provision
Increase in the income tax provision as a result of                            $    7               $    5
 an increase in interest income calculated at an                               ------               ------
 effective income tax rate of 37%

Minority Interest Income
Decrease in minority interest income as a result of the                        $1,325               $   45
 sale of the Facility                                                          ------               ------

Diluted Weighted Average Shares
Increase in weighted average shares for the dilutive                              455                    -
 effect of stock options, which were previously                                ------               ------
 antidilutive, as a result of the pro forma adjustments

Note 2 - Pro Forma Adjustments to Pro Forma Condensed Balance Sheet
(In thousands)

                                                                                          January 1, 2000

                                                                                          Debit (Credit)

Cash and Cash Equivalents
Cash received for sale of assets of the Facility                                                    $  400
                                                                                                    ------

Other Accrued Expenses
Estimated accrued transaction costs, including legal fees and other costs                           $  (75)
                                                                                                    ------

Minority Interest
Decrease in minority interest related to excess of                                                  $   62
 parent company investment in the Facility over proceeds
 from sale                                                                                          ------

Shareholders' Investment
Elimination of the Facility equity account and excess                                               $ (387)
 of parent company investment in the Facility over
 proceeds from sale                                                                                 ------


                                                             FORM 8-K

                              THERMO TERRATECH INC.
Item 7. Financial Statements, Pro Forma Condensed Financial Information and Exhibits (continued)

(c)    Exhibits

2.1 Asset Purchase Agreement dated March 6, 2000, by and among TPST Soil Recyclers of California, Inc. and Nove Investments I, LLC (filed as
       Exhibit 2.1 to ThermoRetec Corporation's Form 8-K dated as of March 21, 2000 [File No. 1-12636] and incorporated herein by reference).

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, on this 21st day of March 2000.

                                             THERMO TERRATECH INC.



                                             By:  /s/ Paul F. Kelleher
                                                  Paul F. Kelleher
                                                  Chief Accounting Officer